Schedule of Investments(a)
March 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–95.24%
Agricultural & Farm Machinery–1.68%
AGCO Corp.	19,627	$927,376
Auto Parts & Equipment–5.31%
Aptiv PLC	9,587	472,064
BorgWarner, Inc.	57,265	1,395,548
Dana, Inc.	135,227	1,056,123
		2,923,735
Building Products–6.35%
Masco Corp.	36,208	1,251,711
Owens Corning	57,899	2,247,060
		3,498,771
Construction & Engineering–5.66%
AECOM(b)	104,445	3,117,683
Consumer Finance–1.71%
SLM Corp.	131,300	944,047
Distributors–3.83%
LKQ Corp.(b)	103,000	2,112,530
Diversified Banks–5.40%
Bank of America Corp.	59,874	1,271,125
Citigroup, Inc.	40,472	1,704,681
		2,975,806
Diversified Chemicals–5.42%
Chemours Co. (The)	65,137	577,765
Eastman Chemical Co.	18,300	852,414
Huntsman Corp.	107,800	1,555,554
		2,985,733
Electrical Components & Equipment–2.30%
nVent Electric PLC	75,300	1,270,311
Electronic Manufacturing Services–3.23%
Flex Ltd.(b)	212,465	1,779,395
Health Care Services–3.63%
Cigna Corp.	11,300	2,002,134
Hotels, Resorts & Cruise Lines–0.11%
Norwegian Cruise Line Holdings Ltd.(b)	5,700	62,472
Household Products–4.36%
Energizer Holdings, Inc.	4,100	124,025
Spectrum Brands Holdings, Inc.	62,609	2,277,089
		2,401,114
Independent Power Producers & Energy Traders–0.53%
Vistra Energy Corp.	18,200	290,472
Industrial Conglomerates–2.55%
Carlisle Cos., Inc.	11,200	1,403,136
Industrial Machinery–3.33%
Crane Co.	20,800	1,022,944
Shares		Value
Industrial Machinery–(continued)
Timken Co. (The)	25,100	$811,734
		1,834,678
Internet & Direct Marketing Retail–4.24%
Booking Holdings, Inc.(b)	1,735	2,334,130
Investment Banking & Brokerage–3.65%
Goldman Sachs Group, Inc. (The)	13,000	2,009,670
Life & Health Insurance–1.95%
Athene Holding Ltd., Class A(b)	42,100	1,044,922
MetLife, Inc.	1,017	31,090
		1,076,012
Managed Health Care–4.08%
Anthem, Inc.	9,900	2,247,696
Oil & Gas Exploration & Production–4.46%
Diamondback Energy, Inc.	18,100	474,220
Noble Energy, Inc.	83,500	504,340
Parsley Energy, Inc., Class A	99,100	567,843
Pioneer Natural Resources Co.	13,000	911,950
		2,458,353
Oil & Gas Refining & Marketing–2.14%
Marathon Petroleum Corp.	49,900	1,178,638
Other Diversified Financial Services–2.29%
Equitable Holdings, Inc.	87,300	1,261,485
Paper Packaging–3.49%
Sealed Air Corp.	77,900	1,924,909
Pharmaceuticals–0.23%
Novartis AG (Switzerland)	1,552	128,265
Regional Banks–2.37%
First Horizon National Corp.	98,400	793,104
TCF Financial Corp.	22,700	514,382
		1,307,486
Specialty Chemicals–2.22%
Axalta Coating Systems Ltd.(b)	48,300	834,141
Celanese Corp.	5,322	390,582
		1,224,723
Systems Software–4.24%
Oracle Corp.	48,395	2,338,930
Thrifts & Mortgage Finance–4.18%
MGIC Investment Corp.	206,548	1,311,580
Radian Group, Inc.	76,769	994,158
		2,305,738
Trading Companies & Distributors–0.30%
AerCap Holdings N.V. (Ireland)(b)	7,300	166,367
Total Common Stocks & Other Equity Interests (Cost $70,297,394)		52,491,795

See accompanying notes which are an integral part of this schedule.
Invesco V.I. Value Opportunities Fund

Shares		Value
Money Market Funds–3.99%
Invesco Government & Agency Portfolio, Institutional Class, 0.43%(c)	744,612	$744,612
Invesco Liquid Assets Portfolio, Institutional Class, 1.07%(c)	600,264	600,024
Invesco Treasury Portfolio, Institutional Class, 0.30%(c)	850,985	850,985
Total Money Market Funds (Cost $2,195,776)		2,195,621
TOTAL INVESTMENTS IN SECURITIES–99.23% (Cost $72,493,170)		54,687,416
OTHER ASSETS LESS LIABILITIES—0.77%		426,548
NET ASSETS–100.00%		$55,113,964
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of March 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco V.I. Value Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of March 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$52,363,530	$128,265	$—	$52,491,795
Money Market Funds	2,195,621	—	—	2,195,621
Total Investments	$54,559,151	$128,265	$—	$54,687,416
NOTE 2—Significant Event
During the first quarter of 2020, the World Health Organization declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the “CARES Act,” was signed into law on March 27, 2020 by President Trump. The Adviser is assessing the components of the Act, and the impacts to the Fund should be immaterial.
Invesco V.I. Value Opportunities Fund